UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2012

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9555 Maroon Circle, Englewood, CO		80112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2012, CSG held its Annual Meeting of Stockholders. The proposals voted upon at the meeting, which are more fully described in CSG’s proxy statement dated April 12, 2012 (the “2012 Proxy”), and the results of the vote were as follows:

Proposal 1: Election of Directors. The table below shows the results of the stockholders’ vote for the election of the Class III Directors, with terms expiring in 2015:

Name of Director	For	Withheld	Non Votes
Peter E. Kalan	27,783,537	177,466	2,255,870
Frank V. Sica	27,408,314	552,689	2,255,870
James A. Unruh	27,598,444	362,559	2,255,870

Proposal 2: Advisory Vote to Approve Executive Compensation. The table below shows the results of a non-binding advisory vote on CSG’s executive compensation program:

For	Against	Abstain	Non Votes
23,412,982	4,517,223	30,798	2,255,870

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. A proposal to ratify the appointment of KPMG LLP as CSG’s independent registered public accounting firm for 2012 was adopted with the votes shown:

For	Against	Abstain
29,952,365	246,096	18,412

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy R. Wiese
Randy R. Wiese,
Chief Financial Officer and
Principal Accounting Officer

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